TERM SHEET

September 3, 2002

Asset Backed Securities Corporation
Issuer

DLJ Mortgage Capital, Inc.

Seller

Originator and Servicer

$860,000,000 (+/- 10%)

(Approximate)

Fannie Mae Grantor Trust 2002-TX

Classes I-A & I-AIO

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2002-HE3

Classes II-A, II-AIO, II-M1, M2, M3 & M4

**Subject to Revision**

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

STRUCTURE SUMMARY

Fannie Mae Grantor Trust 2002-TX

The Class A and Class AIO Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates correspond to the Class I-A and I-AIO Certificates of Asset Backed Securities Corp Home Equity Loan Trust 2002-HE3.

Only the Class I-A and I-AIO Certificates of Asset Backed Securities Corp Home Equity Loan Trust 2002-HE3 will be guaranteed by Fannie Mae.

Asset Backed Securities Corp Home Equity Loan Trust 2002-HE3

CLASS (1)	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (2)	EST. WAL (YRS) (3)	EXPECTED FIRST PAY	EXPECTED LAST PAY (3)
FANNIE MAE CERTIFICATES
I-A (4)	457,330,000	Senior / FLT	Fannie Mae Guaranty	2.69	11/02	6/10
I-AIO (5)	Notional	Senior / FXD / IO	Fannie Mae Guaranty	1.74	11/02	4/05
NON FANNIE MAE CERTIFICATES
II-A (4)	286,190,000	Senior / FLT	AAA/AAA/Aaa	2.46	11/02	6/10
II-A-IO (5)	Notional	Senior / FXD / IO	AAA/AAA/Aaa	1.74	11/02	4/05
II-M1 (4)	25,300,000	Mezzanine / FLT	AA/AA/Aa2	5.13	2/06	6/10
M2 (4)	45,620,000	Mezzanine / FLT	A/A/A2	5.07	12/05	6/10
M3 (4)	32,250,000	Mezzanine / FLT	BBB/BBB/Baa2	5.05	11/05	6/10
M4 (4)	13,310,000	Mezzanine / FLT	BBB-/BBB-/Baa3	4.96	11/05	6/10
Total	860,000,000

(1)

The Class M2 Certificates consist of the I-M2 Component and the II-M2 Component.  The Class M3 Certificates consist of the I-M3 Component and the II-M3 Component.  The Class M4 Certificates consist of the I-M4 Component and the II-M4 Component.  The Class I-A Certificates, Class I-AIO Certificates, the I-M2 Component, the I-M3 Component and the I-M4 Component are backed by the cashflow from a pool of conforming balance, first lien, fixed-rate and adjustable-rate mortgage loans (the "Group I Mortgage Loans").  The Class II-A Certificates, Class II-AIO Certificates, Class II-M1 Certificates, the II-M2 Component, the II-M3 Component, the II-M4 Component are backed by the cashflow from a pool of predominantly non-conforming balance, first and second lien, fixed rate and adjustable-rate mortgage loans (the "Group II Mortgage Loans").

(2)

Standard & Poor’s, Fitch and Moody’s.

(3)

To 10% Call.

(4)

The margin on the Class I-A and Class II-A Certificates doubles and the margin on the Class II-M1, Class M2, Class M3 and Class M4 Certificates will increase 1.5x after the first distribution date on which the Clean-up Call is exercisable.

(5)

Interest payment window.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:

October 1, 2002.

EXPECTED PRICING:

On or about September [5], 2002.

MORTGAGE ORIGINATOR:

Long Beach Mortgage Company

SELLER:

DLJ Mortgage Capital, Inc.

EXPECTED SETTLEMENT:

October 25, 2002 (the actual date of closing, the “Closing Date”).

SERVICER:

Long Beach Mortgage Company

TRUSTEE:

U.S. Bank National Association

LEAD UNDERWRITER:

Credit Suisse First Boston Corporation

CO-MANAGERS:

TBD

RECORD DATE:

With respect to any Distribution Date, for the Class I-AIO and II-AIO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class I-A, II-A, II-M1, M2, M3 and M4 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION  DATE:

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on November 15, 2002.

INTEREST ACCRUAL:

Interest on the Class I-A, Class II-A, Class II-M1, Class M2, Class M3 and Class M4 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360 day year.

Interest on the Class I-AIO and Class II-AIO Certificates will accrue for the Calendar Month preceding the month in which such Distribution Date occurs.  Interest will be paid on the basis of a 30-day month with a 360 day year.

Interest on the Class I-BIO and Class II-BIO will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the closing date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360 day year.

ERISA:

All of the Offered Certificates are ERISA eligible.  Other classes may not be ERISA eligible.

SMMEA:

None of the certificates are expected to be SMMEA eligible.

TAX STATUS:

Multiple REMICs for federal income tax purposes.

SERVICING FEE:

The servicing fee of 0.50% will be paid before current interest on all Certificates.

TRUSTEE FEE:

The trustee fee will be zero.  All compensation to the Trustee will be on float on amounts in the distribution account prior to any Distribution Date.

OPTIONAL REDEMPTION:

The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CERTIFICATE RATING:

It is a condition to the issuance of the Class I-A and Class II-A Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch, Inc. (“Fitch”) and “Aaa” from Moody’s, that the Class I-AIO and Class II-AIO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class I-M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M4 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's.

REGISTRATION:

The offered certificates will be available through DTC and Euroclear.

P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will be required to advance principal and interest on the related Home Equity Loans.

SECTION 32 LOANS:

No Mortgage Loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans).  CSFB conducts this review during due diligence and each originator reps to this fact.

PRICING SPEED:

ARM:

26% CPR

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

FANNIE MAE GUARANTY:

Fannie Mae will guarantee the timely payment of interest on the Fannie Mae Certificates at the applicable pass-through rate and the ultimate payment of principal on the Class I-A Certificates.

CERTIFICATES:

Group I Certificates:  Class I-A Certificates, Class I-AIO Certificates and the Class I-BIO Certificates.

Group II Certificates:  Class II-A Certificates, Class II-AIO Certificates, Class II-M1 Certificates and the Class II-BIO Certificates.

Component Certificates:  The Class M2 Certificates will be comprised of the I-M2 Component and II-M2 Component.  The I-M2 Component will have an initial principal balance of $25,550,000 and the II-M2 Component will have an initial principal balance of $20,070,000.   The Class M3 Certificates will be comprised of the I-M3 Component and II-M3 Component.  The I-M3 Component will have an initial principal balance of $19,160,000 and the II-M3 Component will have an initial principal balance of $13,090,000.  The Class M4 Certificates will be comprised of the I-M4 Component and II-M4 Component.  The I-M4 Component will have an initial principal balance of $8,947,942 and the II-M4 Component will have an initial principal balance of $4,362,058.

The Group I Mezzanine Components will be the I-M2, the I-M3 and the I-M4 Components.  The Group II Mezzanine Components will be the II-M2, the II-M3 and the II-M4 Components.

Class A Certificates:  Class I-A and Class II-A Certificates.

Class AIO Certificates:  Class I-AIO Certificates and Class II-AIO Certificates.

Class BIO Certificates:  Class I-BIO Certificates and Class II-BIO Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROUP I INTEREST

Interest Collections (net of the Servicing ) will generally be allocated in the following

DISTRIBUTIONS:

priority:

1.

To Fannie Mae, the Guaranty Fee and any Guarantor Reimbursement Amount then due.

2.

Pari-Passu Class I-A and Class I-AIO Certificates current interest plus unpaid interest shortfalls.

3.

To the I-M2 Component current interest.

4.

To the I-M3 Component current interest.

5.

Pari-Passu to the I-M4 Component current interest and unrated Class I-BIO current interest.

GROUP I PRINCIPAL

Collections of Principal before the Stepdown Date, or if a Trigger Event exists, will be

DISTRIBUTIONS:

allocated in the following priority:

1.

To Fannie Mae, the Guaranty Fee and any Guarantor Reimbursement Amount then due (to the extent not paid from the Group I Interest Collections.)

2.

Pay the Class I-A Certificates to zero.

3.

Pay the I-M2, I-M3 and I-M4 Components sequentially to zero.

Collections of Principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

To Fannie Mae the Guaranty Fee and any Guarantor Reimbursement Amount then due (to the extent not paid from the Group I Interest Collections.)

2.

Pay the Class I-A Certificates to their targeted enhancement level.

3.

Pay the I-M2 Component to their targeted enhancement level.

4.

Pay the I-M3 Component to their targeted enhancement level.

5.

Pay the I-M4 Component to their targeted enhancement level.

GROUP II INTEREST

Interest Collections (net of the Servicing ) will generally be allocated in the following

DISTRIBUTIONS:

priority:

1.

Pari-Passu Class II-A and Class II-AIO Certificates current interest plus unpaid interest shortfalls.

2.

To the Class II-M1 current interest.

3.

To the II-M2 Component current interest.

4.

To the II-M3 Component current interest.

5.

Pari-Passu to the II-M4 Component current interest and unrated Class II-BIO current interest.

GROUP II PRINCIPAL

Collections of Principal before the Stepdown Date, or if a Trigger Event exists, will be

DISTRIBUTIONS:

allocated in the following priority:

1.

Pay the Class II-A Certificates to zero.

2.

Pay the Class II-M1 Certificates, II-M2, II-M3 and II-M4 Components sequentially to zero.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Collections of Principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class II-A Certificates to their targeted enhancement level.

2.

Pay the Class II-M1 Certificates to their targeted enhancement level.

3.

Pay the II-M2 Component to their targeted enhancement level.

4.

Pay the II-M3 Component to their targeted enhancement level.

5.

Pay the II-M4 Component to their targeted enhancement level.

OVERCOLLATERALIZATION

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as

PROVISIONS - GROUP I:

follows:

1.

To the Group I Certificates and the Group I Mezzanine Components to build the Group I Overcollateralization Amount to the target level.

2.

To the Group II Certificates and Group II Mezzanine Components in an amount equal to the positive excess of the Group II Overcollateralization Deficiency Amount over  the Group II Net Monthly Excess Cashflow (after giving effect to the distribution of the Group II Principal Distribution Amount to be made on such Distribution Date).

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order first to the I-M2 Component, then to the I-M3 Component, then to the I-M4 Component and the Class I-BIO Certificates.

4.

Reimbursement for prepayment interest shortfalls first concurrently to the Class I-A and Class I-AIO Certificates, then to the I-M2 Component, then to the I-M3 Component, and then to the I-M4 Component and the Class I-BIO Certificates.

5.

Carry Forward Amount sequentially to the Class I-A Certificates, I-M2 Component, I-M3 Component and I-M4 Component, subject to weighted average pass through rates on the certificates.

OVERCOLLATERALIZATION

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as

PROVISIONS - GROUP II:

follows:

1.

To the Group II Certificates and the Group II Mezzanine Components to build the Group II Overcollateralization Amount to the target level.

2.

After the first Distribution Date on which the Group I Overcollateralization Amount reaches its target, to the Group I Certificates and Group I Mezzanine Components in an amount equal to the positive excess of the Group I Overcollateralization Deficiency Amount over  the Group I Net Monthly Excess Cashflow (after giving effect to the distribution of the Group I Principal Distribution Amount to be made on such Distribution Date).

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order first to the Class II-M1 Certificates, then to the II-M2 Component, then to the II-M3 Component, then to the II-M4 Component and the Class II-BIO Certificates.

4.

Reimbursement for prepayment interest shortfalls first concurrently to the Class II-A and Class II-AIO Certificates, then to the Class II-M1 Certificates, then to the II- M2 Component, then to the II-M3 Component, and then to the II-M4 Component and the Class II-BIO Certificates.

5.

Carry Forward Amount sequentially to the Class II-A Certificates, Class II-M1 Certificates, II-M2 Component, II-M3 Component and II-M4 Component, subject to weighted average pass through rates on the certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

AVAILABLE FUNDS CAP:

Group I:  The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage across outstanding balance):

a)

Applicable portion of the Servicing and Guaranty Fee;

b)

For the first 30 Distribution Dates only, the product of (i) the Class I-AIO Coupon and (ii) the lesser of (x) the Class I-AIO Notional Balance and (y) the outstanding principal balance.

c)

For the first 18 Distribution Dates only, the product of (i) the Class I-BIO Coupon and (ii) the lesser of (x) [$27] million and (y) the outstanding principal balance.

Group II:  The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage across outstanding balance):

a)

Applicable portion of the Servicing Fee;

b)

For the first 30 Distribution Dates only, the product of (i) the Class II-AIO Coupon and (ii) the lesser of (x) the Class II-AIO Notional Balance and (y) the outstanding principal balance.

c)

For the first 18 Distribution Dates only, the product of (i) the Class II-BIO Coupon and (ii) the lesser of (x) [$18] million and (y) the outstanding principal balance.

AVAILABLE FUNDS CAP

CARRY FORWARD:

If interest collections at a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

Group I:  An initial overcollateralization of 0% building to [1.50%] of the original principal balance of Group I, stepping down on the Stepdown Date, provided a Group I Trigger Event is not in effect, to [3.00%] of the then current principal balance of Group I, subject to the Overcollateralization Floor.  If a Group I Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Group II:  An initial overcollateralization of 0% building to [2.00%] of the original principal balance of Group II, stepping down on the Stepdown Date, provided a Group II Trigger Event is not in effect, to [4.00%] of the then current principal balance of Group II, subject to the Overcollateralization Floor.  If  a Group II Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the respective Group pool balance as of the Cut-Off Date.

STEP DOWN DATE:

Group I:  The earlier of (i) the Distribution Date in November 2005 and (ii) the Distribution Date on which the aggregate Certificate Principal Balance of the related Class A Certificates has been reduced to zero.

Group II:  The earlier of (i) the Distribution Date in November 2005 and (ii)  the Distribution Date on which the aggregate Certificate Principal Balance of the related Class A Certificates has been reduced to zero.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT ENHANCEMENT:

Group I

	Enhancement Percentages

	AAA/Aaa	AA/Aa2	A/A2	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup)
Subordination	10.50%	NA	5.50%	1.75%
Overcollateralization	1.50%	NA	1.50%	1.50%	1.50%
Total Enhancement	12.00%	NA	7.00%	3.25%	1.50%

After Anticipated Stepdown
Subordination	21.00%	NA	11.00%	3.50%
Overcollateralization	3.00%	NA	3.00%	3.00%	3.00%
Total Enhancement	24.00%	NA	14.00%	6.50%	3.00%

Group II

	Enhancement Percentages

	AAA/Aaa	AA/Aa2	A/A2	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup)
Subordination	18.00%	10.75%	5.00%	1.25%
Overcollateralization	2.00%	2.00%	2.00%	2.00%	2.00%
Total Enhancement	20.00%	12.75%	7.00%	3.25%	2.00%

After Anticipated Stepdown
Subordination	36.00%	21.50%	10.00%	2.50%
Overcollateralization	4.00%	4.00%	4.00%	4.00%	4.00%
Total Enhancement	40.00%	25.50%	14.00%	6.50%	4.00%

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class I-A and Class II-A Certificates will double and the margin on the Class II-M1, Class M2, Class M3 and Class M4 Certificates will go up 1.5x times.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS I-AIO:

The Class I-AIO Coupon will be 5.25% for the first 30 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class I-AIO Certificates will be equal to the lesser of (i) the Class I-AIO Notional Balance and (ii) the outstanding principal balance.  The Class I-AIO Notional Balance will initially equal approximately $88.2 million and will thereafter amortize down.

Month	Class I-AIO Notional Balance	Month	Class I-AIO Notional Balance	Month	Class I-AIO Notional Balance
1	88,200,000	11	68,200,000	21	52,700,000
2	85,900,000	12	66,500,000	22	51,400,000
3	83,700,000	13	64,800,000	23	50,100,000
4	81,600,000	14	63,100,000	24	48,800,000
5	79,500,000	15	61,500,000	25	47,500,000
6	77,500,000	16	60,000,000	26	46,300,000
7	75,600,000	17	58,400,000	27	45,200,000
8	73,600,000	18	56,900,000	28	44,000,000
9	71,800,000	19	55,500,000	29	42,900,000
10	70,000,000	20	54,100,000	30	41,800,000

CLASS II-AIO:

The Class II-AIO Coupon will be 5.00% for the first 30 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class II-AIO Certificates will be equal to the lesser of (i) the Class II-AIO Notional Balance and (ii) the outstanding principal balance.  The Class II-AIO Notional Balance will initially equal approximately $61.8 million and will thereafter amortize down.

Month	Class II-AIO Notional Balance	Month	Class II-AIO Notional Balance	Month	Class II-AIO Notional Balance
1	61,800,000	11	47,800,000	21	37,000,000
2	60,300,000	12	46,600,000	22	36,000,000
3	58,800,000	13	45,400,000	23	35,100,000
4	57,300,000	14	44,300,000	24	34,200,000
5	55,800,000	15	43,200,000	25	33,400,000
6	54,400,000	16	42,100,000	26	32,500,000
7	53,000,000	17	41,000,000	27	31,700,000
8	51,700,000	18	40,000,000	28	30,900,000
9	50,400,000	19	38,900,000	29	30,100,000
10	49,100,000	20	37,900,000	30	29,300,000

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

UNRATED CLASS BIO:

Group I:  The Class I-BIO Coupon for the first 18 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.

The notional amount of the Class I-BIO Certificates will be equal to the lesser of (i) $[27] million and (ii) the outstanding principal balance.

Group II:  The Class II-BIO Coupon for the first 18 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.

The notional amount of the Class II-BIO Certificates will be equal to the lesser of (i) $[18] million and (ii) the outstanding principal balance.

TRIGGER EVENT:

Group I:  A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date	Percentage
Nov. 2005 – Oct.. 2006	[2.50]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
Nov. 2006 – Oct. 2007	[4.25]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter
Nov. 2007 – Oct. 2008	[5.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.6.00%
Nov. 2008 – Oct. 2009	[6.00]% for the first month, plus an additional 1/12th of [.75]% for each month thereafter.6.50%
Nov. 2009 and thereafter	[6.75]%

Group II:  A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date	Percentage
Nov. 2005 – Oct.. 2006	[2.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Nov. 2006 – Oct. 2007	[3.75]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter
Nov. 2007 – Oct. 2008	[4.75]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.6.00%
Nov. 2008 – Oct. 2009	[5.50]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter.6.50%
Nov. 2009 and thereafter	[6.00]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Call)

Class I-A to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	19.64	4.92	3.43	2.69	1.87	1.54	1.27
Modified Duration (yr)	15.9	4.6	3.3	2.6	1.8	1.5	1.2
Principal Window	11/02 - 5/31	11/02 - 8/16	11/02 - 7/12	11/02 - 6/10	11/02 - 4/08	11/02 - 6/07	11/02 - 10/06

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.18	9.09	6.34	5.07	4.11	3.95	3.84
Modified Duration (yr)	17.8	7.8	5.7	4.6	3.8	3.7	3.6
Principal Window	12/23 - 5/31	2/07 - 8/16	11/05 - 7/12	12/05 - 6/10	2/06 - 4/08	4/06 - 6/07	2/06 - 10/06

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.20	9.09	6.34	5.05	3.98	3.69	3.49
Modified Duration (yr)	15.9	7.4	5.5	4.5	3.6	3.4	3.2
Principal Window	12/23 - 5/31	2/07 - 8/16	11/05 - 7/12	11/05 - 6/10	12/05 - 4/08	1/06 - 6/07	11/05 - 10/06

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.22	8.94	6.23	4.96	3.86	3.53	3.30
Modified Duration (yr)	14.4	6.9	5.2	4.3	3.4	3.2	3.0
Principal Window	12/23 - 5/31	2/07 - 8/16	11/05 - 7/12	11/05 - 6/10	11/05 - 4/08	11/05 - 6/07	10/05 - 10/06

Class II-A to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.83	4.55	3.16	2.46	1.64	1.28	1.06
Modified Duration (yr)	14.3	4.2	3.0	2.4	1.6	1.3	1.0
Principal Window	11/02 - 5/31	11/02 - 8/16	11/02 - 7/12	11/02 - 6/10	11/02 - 4/08	11/02 - 6/07	11/02 - 8/05

Class II-M1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.83	9.14	6.36	5.13	4.49	4.53	3.90
Modified Duration (yr)	18.7	8.0	5.8	4.8	4.2	4.3	3.7
Principal Window	12/23 - 5/31	3/07 - 8/16	11/05 - 7/12	2/06 - 6/10	7/06 - 4/08	11/06 - 6/07	8/05 - 10/06

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Maturity)

Class I-A to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	19.70	5.31	3.73	2.93	2.05	1.69	1.39
Modified Duration (yr)	16.0	4.8	3.5	2.8	2.0	1.6	1.4
Principal Window	11/02 - 8/32	11/02 - 2/29	11/02 - 10/23	11/02 - 10/19	11/02 - 3/15	11/02 - 4/13	11/02 - 10/11

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.30	9.83	6.92	5.54	4.45	4.24	4.16
Modified Duration (yr)	17.8	8.2	6.1	5.0	4.1	4.0	3.9
Principal Window	12/23 - 6/32	2/07 - 6/24	11/05 - 11/18	12/05 - 8/15	2/06 - 2/12	4/06 - 9/10	2/06 - 8/09

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.30	9.60	6.72	5.36	4.20	3.88	3.65
Modified Duration (yr)	16.0	7.7	5.7	4.7	3.8	3.6	3.4
Principal Window	12/23 - 3/32	2/07 - 1/22	11/05 - 8/16	11/05 - 9/13	12/05 - 9/10	1/06 -7/09	11/05 - 7/08

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.23	9.01	6.27	4.99	3.89	3.56	3.32
Modified Duration (yr)	14.4	7.0	5.2	4.3	3.4	3.2	3.0
Principal Window	12/23 - 9/31	2/07 - 1/18	11/05 - 8/13	11/05 - 4/11	11/05 - 12/08	11/05 - 12/07	10/05 - 4/07

Class II-A to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.87	4.86	3.43	2.67	1.80	1.39	1.06
Modified Duration (yr)	14.4	4.4	3.2	2.5	1.7	1.4	1.0
Principal Window	11/02 - 8/32	11/02 - 8/28	11/02 - 4/23	11/02 - 9/19	11/02 - 4/15	11/02 - 5/13	11/02 - 8/05

Class II-M1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.95	9.93	7.02	5.67	4.89	5.18	5.51
Modified Duration (yr)	18.8	8.5	6.3	5.2	4.6	4.8	5.1
Principal Window	12/23 - 7/32	3/07 - 8/25	11/05 - 6/20	2/06 - 12/16	7/06 - 3/13	11/06 - 8/11	8/05 - 11/11

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES

Class I-AIO to Maturity

Prepayment Speed	35% CPR	45% CPR	60% CPR	64% CPR	65% CPR	70% CPR	72% CPR
Yield	4.50	4.50	4.50	4.50	4.40	1.86	(0.04)
Average Life (yr)	1.74	1.74	1.74	1.74	1.73	1.69	1.65
Modified Duration (yr)	1.1	1.1	1.1	1.1	1.1	1.1	1.0
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA	NA- NA

Class II-AIO to Maturity

Prepayment Speed	35% CPR	45% CPR	60% CPR	63% CPR	64% CPR	70% CPR	72% CPR
Yield	4.50	4.50	4.50	4.50	4.47	1.52	(0.48)
Average Life (yr)	1.74	1.74	1.74	1.74	1.74	1.68	1.65
Modified Duration (yr)	1.1	1.1	1.1	1.1	1.1	1.0	1.0
Payment Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA	NA- NA

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Group II Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	11/15/2002	7.15%	43	5/15/2006	11.88%
2	12/15/2002	7.02%	44	6/15/2006	11.88%
3	1/15/2003	7.05%	45	7/15/2006	11.91%
4	2/15/2003	7.07%	46	8/15/2006	11.91%
5	3/15/2003	7.10%	47	9/15/2006	11.90%
6	4/15/2003	7.13%	48	10/15/2006	12.06%
7	5/15/2003	7.16%	49	11/15/2006	12.68%
8	6/15/2003	7.16%	50	12/15/2006	12.68%
9	7/15/2003	7.15%	51	1/15/2007	12.71%
10	8/15/2003	7.15%	52	2/15/2007	12.71%
11	9/15/2003	7.14%	53	3/15/2007	12.71%
12	10/15/2003	7.14%	54	4/15/2007	12.85%
13	11/15/2003	7.13%	55	5/15/2007	13.48%
14	12/15/2003	7.12%	56	6/15/2007	13.47%
15	1/15/2004	7.12%	57	7/15/2007	13.50%
16	2/15/2004	7.11%	58	8/15/2007	13.50%
17	3/15/2004	7.10%	59	9/15/2007	13.50%
18	4/15/2004	7.09%	60	10/15/2007	13.50%
19	5/15/2004	7.66%	61	11/15/2007	13.49%
20	6/15/2004	7.67%	62	12/15/2007	13.49%
21	7/15/2004	7.68%	63	1/15/2008	13.49%
22	8/15/2004	7.69%	64	2/15/2008	13.49%
23	9/15/2004	7.69%	65	3/15/2008	13.49%
24	10/15/2004	7.86%	66	4/15/2008	13.49%
25	11/15/2004	8.50%	67	5/15/2008	13.48%
26	12/15/2004	8.51%	68	6/15/2008	13.48%
27	1/15/2005	8.52%	69	7/15/2008	13.48%
28	2/15/2005	8.53%	70	8/15/2008	13.48%
29	3/15/2005	8.54%	71	9/15/2008	13.48%
30	4/15/2005	8.70%	72	10/15/2008	13.48%
31	5/15/2005	10.24%	73	11/15/2008	13.47%
32	6/15/2005	10.25%	74	12/15/2008	13.47%
33	7/15/2005	10.26%	75	1/15/2009	13.47%
34	8/15/2005	10.27%	76	2/15/2009	13.47%
35	9/15/2005	10.28%	77	3/15/2009	13.47%
36	10/15/2005	10.45%	78	4/15/2009	13.46%
37	11/15/2005	11.11%	79	5/15/2009	13.46%
38	12/15/2005	11.01%	80	6/15/2009	13.46%
39	1/15/2006	11.10%	81	7/15/2009	13.46%
40	2/15/2006	11.10%	82	8/15/2009	13.46%
41	3/15/2006	11.10%	83	9/15/2009	13.46%
42	4/15/2006	11.25%	84	10/15/2009	13.45%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Group I Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	11/15/2002	7.35%	43	5/15/2006	12.29%
2	12/15/2002	7.22%	44	6/15/2006	12.33%
3	1/15/2003	7.25%	45	7/15/2006	12.33%
4	2/15/2003	7.27%	46	8/15/2006	12.33%
5	3/15/2003	7.30%	47	9/15/2006	12.33%
6	4/15/2003	7.32%	48	10/15/2006	12.32%
7	5/15/2003	7.31%	49	11/15/2006	13.16%
8	6/15/2003	7.30%	50	12/15/2006	13.20%
9	7/15/2003	7.30%	51	1/15/2007	13.20%
10	8/15/2003	7.29%	52	2/15/2007	13.20%
11	9/15/2003	7.28%	53	3/15/2007	13.20%
12	10/15/2003	7.27%	54	4/15/2007	13.20%
13	11/15/2003	7.27%	55	5/15/2007	14.02%
14	12/15/2003	7.26%	56	6/15/2007	14.06%
15	1/15/2004	7.25%	57	7/15/2007	14.06%
16	2/15/2004	7.24%	58	8/15/2007	14.06%
17	3/15/2004	7.23%	59	9/15/2007	14.06%
18	4/15/2004	7.23%	60	10/15/2007	14.06%
19	5/15/2004	7.81%	61	11/15/2007	14.05%
20	6/15/2004	7.81%	62	12/15/2007	14.05%
21	7/15/2004	7.82%	63	1/15/2008	14.05%
22	8/15/2004	7.82%	64	2/15/2008	14.05%
23	9/15/2004	7.83%	65	3/15/2008	14.05%
24	10/15/2004	7.84%	66	4/15/2008	14.04%
25	11/15/2004	8.70%	67	5/15/2008	14.04%
26	12/15/2004	8.71%	68	6/15/2008	14.04%
27	1/15/2005	8.71%	69	7/15/2008	14.04%
28	2/15/2005	8.72%	70	8/15/2008	14.04%
29	3/15/2005	8.73%	71	9/15/2008	14.03%
30	4/15/2005	8.73%	72	10/15/2008	14.03%
31	5/15/2005	10.50%	73	11/15/2008	14.03%
32	6/15/2005	10.51%	74	12/15/2008	14.04%
33	7/15/2005	10.52%	75	1/15/2009	14.05%
34	8/15/2005	10.53%	76	2/15/2009	14.06%
35	9/15/2005	10.54%	77	3/15/2009	14.07%
36	10/15/2005	10.55%	78	4/15/2009	14.08%
37	11/15/2005	11.41%	79	5/15/2009	14.09%
38	12/15/2005	11.45%	80	6/15/2009	14.10%
39	1/15/2006	11.45%	81	7/15/2009	14.11%
40	2/15/2006	11.45%	82	8/15/2009	14.13%
41	3/15/2006	11.45%	83	9/15/2009	14.14%
42	4/15/2006	11.45%	84	10/15/2009	14.15%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MORTGAGE LOANS

The Mortgage Loans consist of first lien Six Month LIBOR, 2/28, 3/27 and 5/25 adjustable rate loans and first lien and second lien Fixed Rate closed-end home equity loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six, or sixty month period, respectively.  The Six Month LIBOR loans adjust every six months.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Home Equity Loans presented below is based on actual balances of pools originated through August 2002.  The final pool will be approximately $860,000,000 (+/-10%).  The following summary is substantially representative of the final pool.  The collateral tables following are indicative of an initial pool.

TOTAL HOME EQUITY LOANS SUMMARY

Wgt. Avg. Coupon:	9.050%
Range of Rates:	6.400% to 14.400%
Wgt. Avg. Orig. Maturity:	354 months
Wgt. Avg. Rem. Maturity:	353 months
Avg. Rem. Principal Balance:	$147,615
Wgt. Avg. FICO:	591
Wgt. Avg. Margin:	5.564%
Wgt. Avg. Orig. LTV:	77.48%
Wgt. Avg. Orig. Combined LTV:	84.90%

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class M2, Class M3 and Class M4 are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class I-A, Class I-AIO, I-M2 Component, I-M3 Component and I-M4 Component.

The third set of tables is the Group II Pool which backs the Class II-A, Class II-AIO, Class II-M1, II-M2 Component, II-M3 Component and II-M4 Component.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2002HE-3 Term Sheet
Combined Collateral

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

Principal Balance at Origination	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,000.01 - 50,000.00	682	27,140,994.20	3.33
50,000.01 - 75,000.00	991	61,955,416.20	7.59
75,000.01 - 100,000.00	784	68,461,051.50	8.39
100,000.01 - 125,000.00	555	62,084,320.95	7.61
125,000.01 - 150,000.00	550	75,466,562.25	9.25
150,000.01 - 175,000.00	371	59,868,426.70	7.34
175,000.01 - 200,000.00	375	70,472,084.80	8.64
200,000.01 - 225,000.00	267	56,982,403.00	6.98
225,000.01 - 250,000.00	195	46,050,411.80	5.64
250,000.01 - 275,000.00	170	44,616,610.00	5.47
275,000.01 - 300,000.00	128	36,702,545.00	4.50
300,000.01 - 400,000.00	305	106,145,168.00	13.01
400,000.01 - 500,000.00	156	70,197,639.00	8.60
500,000.01 - 600,000.00	54	29,896,175.00	3.66
Total:	5,583	816,039,808.40	100.00

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,000.01 - 50,000.00	684	27,147,319.21	3.34
50,000.01 - 75,000.00	993	61,898,891.38	7.62
75,000.01 - 100,000.00	789	68,768,576.18	8.47
100,000.01 - 125,000.00	558	62,379,793.73	7.68
125,000.01 - 150,000.00	551	75,527,271.91	9.30
150,000.01 - 175,000.00	372	60,091,891.72	7.40
175,000.01 - 200,000.00	364	68,288,289.54	8.41
200,000.01 - 225,000.00	269	57,247,166.96	7.05
225,000.01 - 250,000.00	197	46,469,747.07	5.72
250,000.01 - 275,000.00	171	44,847,466.72	5.52
275,000.01 - 300,000.00	124	35,548,474.32	4.38
300,000.01 - 400,000.00	303	105,234,577.73	12.95
400,000.01 - 500,000.00	154	69,120,997.37	8.51
500,000.01 - 600,000.00	54	29,766,335.62	3.66
Total:	5,583	812,336,799.46	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Available	41	3,384,617.62	0.42
401 - 425	2	218,887.89	0.03
426 - 450	35	3,463,530.67	0.43
451 - 475	169	19,620,042.39	2.42
476 - 500	586	71,701,105.04	8.83
501 - 525	740	90,532,076.43	11.14
526 - 550	628	90,691,301.41	11.16
551 - 575	510	71,644,661.36	8.82
576 - 600	388	58,721,763.66	7.23
601 - 625	682	102,910,567.43	12.67
626 - 650	676	106,397,457.96	13.10
651 - 675	510	83,824,898.15	10.32
676 - 700	276	46,349,000.94	5.71
701 - 725	156	29,059,463.23	3.58
726 - 750	99	18,395,626.72	2.26
751 - 775	61	11,734,718.89	1.44
776 - 800	21	3,153,362.05	0.39
801 - 825	3	533,717.62	0.07
Total:	5,583	812,336,799.46	100.00
Weighted Average: 593.8

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	1	28,280.00	0.00
121 - 180	164	12,338,508.15	1.52
181 - 240	468	26,153,003.57	3.22
301 - 360	4,950	773,817,007.74	95.26
Total:	5,583	812,336,799.46	100.00
Weighted Average: 353.4

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	165	12,366,788.15	1.52
181 - 348	468	26,153,003.57	3.22
349 - 360	4,950	773,817,007.74	95.26
Total:	5,583	812,336,799.46	100.00
Weighted Average: 352.7

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	4,174	609,410,055.05	75.02
Condo	322	44,345,527.78	5.46
2-4 Family	301	51,223,487.63	6.31
PUD	463	77,704,231.38	9.57
Manufactured Housing	323	29,653,497.62	3.65
Total:	5,583	812,336,799.46	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	5,164	759,323,620.88	93.47
Second Home	37	6,713,652.67	0.83
Investment	382	46,299,525.91	5.70
Total:	5,583	812,336,799.46	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	2,454	339,452,637.90	41.79
Refinance - Rate Term	654	95,837,332.45	11.80
Refinance - Cashout	2,475	377,046,829.11	46.42
Total:	5,583	812,336,799.46	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	666	42,820,579.01	5.27
50.001 - 60.000	151	22,051,638.72	2.71
60.001 - 70.000	505	70,331,441.45	8.66
70.001 - 75.000	405	60,978,171.27	7.51
75.001 - 80.000	2,025	320,876,829.74	39.50
80.001 - 85.000	1,151	167,467,156.60	20.62
85.001 - 90.000	628	118,607,723.87	14.60
90.001 - 95.000	52	9,203,258.80	1.13
Total:	5,583	812,336,799.46	100.00
Weighted Average by Original Balance: 77.38
Weighted Average CLTV: 85.14

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,765	346,815,361.45	42.69
Colorado	520	81,114,340.79	9.99
Washington	314	46,549,816.77	5.73
Texas	435	42,374,045.44	5.22
Illinois	263	34,824,410.16	4.29
Florida	243	27,022,269.66	3.33
Oregon	154	21,708,101.85	2.67
Michigan	180	18,307,899.04	2.25
Arizona	121	17,872,525.72	2.20
New York	75	15,916,651.09	1.96
Other	1,513	159,831,377.49	19.68
Total:	5,583	812,336,799.46	100.00
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	4,523	621,361,119.44	76.49
Stated Documentation	940	168,303,128.85	20.72
LIMITED	120	22,672,551.17	2.79
Total:	5,583	812,336,799.46	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
6.001 - 6.500	35	9,699,905.83	1.19
6.501 - 7.000	282	70,781,303.91	8.71
7.001 - 7.500	391	88,196,018.70	10.86
7.501 - 8.000	590	119,427,706.66	14.70
8.001 - 8.500	421	82,001,451.00	10.09
8.501 - 9.000	474	76,877,085.33	9.46
9.001 - 9.500	400	62,297,327.82	7.67
9.501 - 10.000	579	83,175,160.52	10.24
10.001 - 10.500	652	66,377,575.79	8.17
10.501 - 11.000	531	57,198,049.21	7.04
11.001 - 11.500	476	42,095,776.97	5.18
11.501 - 12.000	394	29,776,356.56	3.67
12.001 - 12.500	214	14,332,133.59	1.76
12.501 - 13.000	96	7,270,155.77	0.89
13.001 - 13.500	30	1,943,134.58	0.24
13.501 - 14.000	14	667,603.51	0.08
14.001 - 14.500	4	220,053.71	0.03
Total:	5,583	812,336,799.46	100.00
Weighted Average: 8.990

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,182	119,067,919.74	14.66
12.00001 - 12.50000	33	8,845,475.83	1.09
12.50001 - 13.00000	257	64,183,071.03	7.90
13.00001 - 13.50000	317	71,924,778.43	8.85
13.50001 - 14.00000	472	96,969,144.38	11.94
14.00001 - 14.50000	357	71,607,794.66	8.82
14.50001 - 15.00000	399	66,388,867.50	8.17
15.00001 - 15.50000	355	56,693,375.40	6.98
15.50001 - 16.00000	532	78,816,088.17	9.70
16.00001 - 16.50000	411	52,837,115.50	6.50
16.50001 - 17.00000	478	53,907,748.83	6.64
17.00001 - 17.50000	342	34,058,270.64	4.19
17.50001 - 18.00000	244	21,064,327.00	2.59
18.00001 - 18.50000	103	8,398,690.37	1.03
18.50001 - 19.00000	77	5,986,138.40	0.74
19.00001 - 19.50000	21	1,449,281.40	0.18
19.50001 - 20.00000	3	138,712.18	0.02
Total:	5,583	812,336,799.46	100.00
Weighted Average: 14.120

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,182	119,067,919.74	14.66
<=5.000	1,527	308,902,152.84	38.03
5.001 - 5.500	5	654,906.54	0.08
5.501 - 6.000	1,811	276,095,915.95	33.99
6.001 - 6.500	711	71,776,659.39	8.84
6.501 - 7.000	347	35,839,245.00	4.41
Total:	5,583	812,336,799.46	100.00
Weighted Average: 5.5326

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,182	119,067,919.74	14.66
1/1/2003	3	459,890.90	0.06
2/1/2003	20	5,468,965.54	0.67
3/1/2003	14	2,146,150.00	0.26
2/1/2004	1	115,063.79	0.01
4/1/2004	5	946,366.47	0.12
5/1/2004	16	2,141,119.91	0.26
6/1/2004	23	3,402,029.97	0.42
7/1/2004	283	42,838,149.95	5.27
8/1/2004	2,330	374,574,712.93	46.11
9/1/2004	1,144	180,426,910.18	22.21
10/1/2004	301	46,774,892.79	5.76
4/1/2005	1	52,131.78	0.01
5/1/2005	2	806,899.45	0.10
6/1/2005	2	404,427.18	0.05
7/1/2005	12	1,728,228.94	0.21
8/1/2005	146	17,160,426.88	2.11
9/1/2005	94	12,738,318.04	1.57
8/1/2007	1	71,345.02	0.01
9/1/2007	3	1,012,850.00	0.12
Total:	5,583	812,336,799.46	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	1,187	120,277,896.06	14.81
7 - 12	131	27,860,782.19	3.43
13 - 24	2,228	400,567,477.04	49.31
31 - 36	2,037	263,630,644.17	32.45
Total:	5,583	812,336,799.46	100.00

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rated Mortgage	1,182	119,067,919.74	14.66
6MO LIBOR	36	7,995,719.60	0.98
ARM228	4,103	651,219,245.99	80.17
ARM327	258	32,969,719.11	4.06
ARM525	4	1,084,195.02	0.13
Total:	5,583	812,336,799.46	100.00

TOP 10 ZIP CODE CONCENTRATIONS

Concentrations	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
94014	15	4,661,786.01	0.57
94509	23	4,099,971.73	0.50
95111	16	3,876,195.97	0.48
94565	17	3,198,252.89	0.39
94605	13	3,083,874.70	0.38
94544	13	3,032,956.79	0.37
95003	9	2,892,294.28	0.36
94591	12	2,849,431.15	0.35
95376	18	2,845,263.03	0.35
94603	17	2,773,407.42	0.34
Other	5,430	779,023,365.49	95.90
Total:	5,583	812,336,799.46	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	1,805	303,679,986.19	37.38
AA	216	36,803,388.44	4.53
A-	1,554	243,543,472.92	29.98
B	917	120,466,245.54	14.83
B-	740	73,378,008.39	9.03
C	254	25,540,255.53	3.14
D	97	8,925,442.45	1.10
Total:	5,583	812,336,799.46	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2002HE-3 TERM SHEET
GROUP I

Group I Mortgage Loans

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

Principal Balance at Origination	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,000.01 - 50,000.00	389	16,113,804.00	3.32
50,000.01 - 75,000.00	815	51,195,754.00	10.56
75,000.01 - 100,000.00	677	58,751,216.50	12.12
100,000.01 - 125,000.00	375	41,999,219.95	8.66
125,000.01 - 150,000.00	374	51,526,878.00	10.63
150,000.01 - 175,000.00	267	43,150,910.70	8.90
175,000.01 - 200,000.00	290	54,644,488.00	11.27
200,000.01 - 225,000.00	197	42,169,980.00	8.70
225,000.01 - 250,000.00	192	45,343,011.80	9.35
250,000.01 - 275,000.00	165	43,278,945.00	8.93
275,000.01 - 300,000.00	125	35,840,945.00	7.39
300,000.01 - 400,000.00	3	902,100.00	0.19
Total:	3,869	484,917,252.95	100.00

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,000.01 - 50,000.00	391	16,140,189.98	3.34
50,000.01 - 75,000.00	817	51,159,126.74	10.60
75,000.01 - 100,000.00	682	59,075,654.92	12.24
100,000.01 - 125,000.00	373	41,770,638.41	8.65
125,000.01 - 150,000.00	375	51,585,891.49	10.69
150,000.01 - 175,000.00	268	43,335,500.47	8.98
175,000.01 - 200,000.00	281	52,811,914.28	10.94
200,000.01 - 225,000.00	202	43,110,615.29	8.93
225,000.01 - 250,000.00	194	45,766,519.46	9.48
250,000.01 - 275,000.00	166	43,514,353.77	9.02
275,000.01 - 300,000.00	118	33,796,937.49	7.00
300,000.01 - 400,000.00	2	600,459.10	0.12
Total:	3,869	482,667,801.40	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Available	34	2,423,413.60	0.50
401 - 425	2	218,887.89	0.05
426 - 450	32	2,733,519.14	0.57
451 - 475	143	14,801,683.75	3.07
476 - 500	519	56,369,984.52	11.68
501 - 525	599	63,213,297.89	13.10
526 - 550	490	57,062,088.46	11.82
551 - 575	405	45,682,139.92	9.46
576 - 600	285	33,869,702.96	7.02
601 - 625	381	55,269,953.90	11.45
626 - 650	376	57,071,371.71	11.82
651 - 675	266	40,608,324.73	8.41
676 - 700	161	24,349,455.17	5.04
701 - 725	78	13,414,723.20	2.78
726 - 750	50	8,308,708.85	1.72
751 - 775	32	5,230,252.00	1.08
776 - 800	14	1,824,793.71	0.38
801 - 825	2	215,500.00	0.04
Total:	3,869	482,667,801.40	100.00
Weighted Average: 582.4

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	1	28,280.00	0.01
121 - 180	67	5,284,403.69	1.09
181 - 240	10	767,759.09	0.16
301 - 360	3,791	476,587,358.62	98.74
Total:	3,869	482,667,801.40	100.00
Weighted Average: 357.8

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	68	5,312,683.69	1.10
181 - 348	10	767,759.09	0.16
349 - 360	3,791	476,587,358.62	98.74
Total:	3,869	482,667,801.40	100.00
Weighted Average: 357.1

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	2,913	361,267,636.85	74.85
Condo	215	29,200,118.95	6.05
2-4 Family	218	30,325,185.28	6.28
PUD	246	38,126,490.78	7.90
Manufactured Housing	277	23,748,369.54	4.92
Total:	3,869	482,667,801.40	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	3,524	447,113,426.31	92.63
Second Home	28	3,585,307.90	0.74
Investment	317	31,969,067.19	6.62
Total:	3,869	482,667,801.40	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	1,515	190,187,685.35	39.40
Refinance - Rate Term	492	57,357,647.18	11.88
Refinance - Cashout	1,862	235,122,468.87	48.71
Total:	3,869	482,667,801.40	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	108	9,396,687.30	1.95
50.001 - 60.000	124	14,206,273.11	2.94
60.001 - 70.000	416	45,706,262.44	9.47
70.001 - 75.000	318	38,312,717.47	7.94
75.001 - 80.000	1,560	200,826,371.48	41.61
80.001 - 85.000	873	102,673,438.07	21.27
85.001 - 90.000	430	64,551,664.36	13.37
90.001 - 95.000	40	6,994,387.17	1.45
Total:	3,869	482,667,801.40	100.00
Weighted Average by Original Balance: 79.26
Weighted Average CLTV: 84.39

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,112	196,594,014.90	40.73
Colorado	277	42,087,272.68	8.72
Texas	337	28,156,057.56	5.83
Washington	156	23,274,270.24	4.82
Illinois	200	23,135,832.44	4.79
Florida	183	17,854,544.71	3.70
Michigan	150	12,548,525.13	2.60
Ohio	158	12,232,993.20	2.53
Oregon	92	11,786,932.72	2.44
Arizona	84	9,772,985.61	2.02
Other	1,120	105,224,372.21	21.80
Total:	3,869	482,667,801.40	100.00
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	3,098	374,662,316.10	77.62
Stated Documentation	692	97,730,928.39	20.25
LIMITED	79	10,274,556.91	2.13
Total:	3,869	482,667,801.40	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
6.001 - 6.500	20	4,158,595.13	0.86
6.501 - 7.000	176	34,161,365.02	7.08
7.001 - 7.500	272	47,367,828.43	9.81
7.501 - 8.000	419	68,404,495.83	14.17
8.001 - 8.500	293	44,282,024.31	9.17
8.501 - 9.000	337	46,445,873.80	9.62
9.001 - 9.500	313	39,873,497.08	8.26
9.501 - 10.000	454	53,942,574.00	11.18
10.001 - 10.500	367	39,646,538.94	8.21
10.501 - 11.000	421	40,679,929.11	8.43
11.001 - 11.500	310	27,693,751.43	5.74
11.501 - 12.000	239	18,808,508.41	3.90
12.001 - 12.500	118	8,943,062.45	1.85
12.501 - 13.000	84	5,584,455.04	1.16
13.001 - 13.500	29	1,815,634.58	0.38
13.501 - 14.000	13	639,614.13	0.13
14.001 - 14.500	4	220,053.71	0.05
Total:	3,869	482,667,801.40	100.00
Weighted Average: 9.138

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	523	57,266,068.55	11.86
12.001 - 12.500	20	4,158,595.13	0.86
12.501 - 13.000	162	31,549,751.55	6.54
13.001 - 13.500	217	37,521,004.99	7.77
13.501 - 14.000	333	56,129,024.83	11.63
14.001 - 14.500	244	38,056,377.56	7.88
14.501 - 15.000	280	39,919,570.14	8.27
15.001 - 15.500	278	36,558,206.29	7.57
15.501 - 16.000	408	49,761,544.68	10.31
16.001 - 16.500	337	37,373,589.54	7.74
16.501 - 17.000	387	38,516,515.81	7.98
17.001 - 17.500	281	25,517,672.80	5.29
17.501 - 18.000	213	16,821,850.49	3.49
18.001 - 18.500	98	7,757,097.79	1.61
18.501 - 19.000	65	4,300,437.67	0.89
19.001 - 19.500	20	1,321,781.40	0.27
19.501 - 20.000	3	138,712.18	0.03
Total:	3,869	482,667,801.40	100.00
Weighted Average: 14.439

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	523	57,266,068.55	11.86
<=5.000	1,052	167,700,123.86	34.74
5.001 - 5.500	5	654,906.54	0.14
5.501 - 6.000	1,385	174,313,977.98	36.11
6.001 - 6.500	618	57,005,764.18	11.81
6.501 - 7.000	286	25,726,960.29	5.33
Total:	3,869	482,667,801.40	100.00
Weighted Average: 5.596

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	523	57,266,068.55	11.86
1/1/2003	2	142,635.76	0.03
2/1/2003	9	1,370,432.17	0.28
3/1/2003	12	1,883,650.00	0.39
4/1/2004	4	546,930.17	0.11
5/1/2004	12	1,059,730.34	0.22
6/1/2004	18	2,198,060.78	0.46
7/1/2004	216	25,576,319.23	5.30
8/1/2004	1,764	232,623,082.05	48.20
9/1/2004	861	108,998,702.90	22.58
10/1/2004	234	29,101,475.82	6.03
4/1/2005	1	52,131.78	0.01
6/1/2005	1	62,977.32	0.01
7/1/2005	9	967,337.06	0.20
8/1/2005	123	12,422,561.80	2.57
9/1/2005	78	8,061,110.65	1.67
8/1/2007	1	71,345.02	0.01
9/1/2007	1	263,250.00	0.05
Total:	3,869	482,667,801.40	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	511	59,516,249.34	12.33
7 - 12	74	11,928,969.01	2.47
13 - 24	1,614	236,116,096.12	48.92
31 - 36	1,670	175,106,486.93	36.28
Total:	3,869	482,667,801.40	100.00

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rated Mortgage	523	57,266,068.55	11.86
6MO LIBOR	22	3,317,431.09	0.69
ARM228	3,109	400,104,301.29	82.89
ARM327	213	21,645,405.45	4.48
ARM525	2	334,595.02	0.07
Total:	3,869	482,667,801.40	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOP 10 ZIP CODE CONCENTRATIONS

Concentrations	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
94509	16	3,500,668.43	0.73
94565	13	2,722,074.22	0.56
94603	12	2,502,907.41	0.52
95376	11	2,467,522.12	0.51
95340	19	2,191,931.55	0.45
94605	10	2,157,323.94	0.45
94553	8	2,001,042.58	0.41
93635	11	1,946,348.57	0.40
94544	8	1,851,618.48	0.38
94806	7	1,550,684.26	0.32
Other	3,754	459,775,679.84	95.26
Total:	3,869	482,667,801.40	100.00

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	931	147,461,689.00	30.55
AA	170	25,278,220.21	5.24
A-	1,100	143,911,217.96	29.82
B	731	82,678,247.88	17.13
B-	645	58,372,055.99	12.09
C	203	17,509,738.18	3.63
D	89	7,456,632.18	1.54
Total:	3,869	482,667,801.40	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2002 HE-3 Term Sheet
Group II

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

Principal Balance at Origination	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,000.01 - 50,000.00	293	11,027,190.20	3.33
50,000.01 - 75,000.00	176	10,759,662.20	3.25
75,000.01 - 100,000.00	107	9,709,835.00	2.93
100,000.01 - 125,000.00	180	20,085,101.00	6.07
125,000.01 - 150,000.00	176	23,939,684.25	7.23
150,000.01 - 175,000.00	104	16,717,516.00	5.05
175,000.01 - 200,000.00	85	15,827,596.80	4.78
200,000.01 - 225,000.00	70	14,812,423.00	4.47
225,000.01 - 250,000.00	3	707,400.00	0.21
250,000.01 - 275,000.00	5	1,337,665.00	0.40
275,000.01 - 300,000.00	3	861,600.00	0.26
300,000.01 - 400,000.00	302	105,243,068.00	31.78
400,000.01 - 500,000.00	156	70,197,639.00	21.20
500,000.01 - 600,000.00	54	29,896,175.00	9.03
Total:	1,714	331,122,555.45	100.00

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,000.01 - 50,000.00	293	11,007,129.23	3.34
50,000.01 - 75,000.00	176	10,739,764.64	3.26
75,000.01 - 100,000.00	107	9,692,921.26	2.94
100,000.01 - 125,000.00	185	20,609,155.32	6.25
125,000.01 - 150,000.00	176	23,941,380.42	7.26
150,000.01 - 175,000.00	104	16,756,391.25	5.08
175,000.01 - 200,000.00	83	15,476,375.26	4.69
200,000.01 - 225,000.00	67	14,136,551.67	4.29
225,000.01 - 250,000.00	3	703,227.61	0.21
250,000.01 - 275,000.00	5	1,333,112.95	0.40
275,000.01 - 300,000.00	6	1,751,536.83	0.53
300,000.01 - 400,000.00	301	104,634,118.63	31.74
400,000.01 - 500,000.00	154	69,120,997.37	20.97
500,000.01 - 600,000.00	54	29,766,335.62	9.03
Total:	1,714	329,668,998.06	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Available	7	961,204.02	0.29
426 - 450	3	730,011.53	0.22
451 - 475	26	4,818,358.64	1.46
476 - 500	67	15,331,120.52	4.65
501 - 525	141	27,318,778.54	8.29
526 - 550	138	33,629,212.95	10.20
551 - 575	105	25,962,521.44	7.88
576 - 600	103	24,852,060.70	7.54
601 - 625	301	47,640,613.53	14.45
626 - 650	300	49,326,086.25	14.96
651 - 675	244	43,216,573.42	13.11
676 - 700	115	21,999,545.77	6.67
701 - 725	78	15,644,740.03	4.75
726 - 750	49	10,086,917.87	3.06
751 - 775	29	6,504,466.89	1.97
776 - 800	7	1,328,568.34	0.40
801 - 825	1	318,217.62	0.10
Total:	1,714	329,668,998.06	100.00
Weighted Average: 610.4

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 180	97	7,054,104.46	2.14
181 - 240	458	25,385,244.48	7.70
301 - 360	1,159	297,229,649.12	90.16
Total:	1,714	329,668,998.06	100.00
Weighted Average: 346.9

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	97	7,054,104.46	2.14
181 - 348	458	25,385,244.48	7.70
349 - 360	1,159	297,229,649.12	90.16
Total:	1,714	329,668,998.06	100.00
Weighted Average: 346.2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	1,261	248,142,418.20	75.27
Condo	107	15,145,408.83	4.59
2-4 Family	83	20,898,302.35	6.34
PUD	217	39,577,740.60	12.01
Manufactured Housing	46	5,905,128.08	1.79
Total:	1,714	329,668,998.06	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	1,640	312,210,194.57	94.7
Second Home	9	3,128,344.77	0.95
Investment	65	14,330,458.72	4.35
Total:	1,714	329,668,998.06	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	939	149,264,952.55	45.28
Refinance - Rate Term	162	38,479,685.27	11.67
Refinance - Cashout	613	141,924,360.24	43.05
Total:	1,714	329,668,998.06	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	558	33,423,891.71	10.14
50.001 - 60.000	27	7,845,365.61	2.38
60.001 - 70.000	89	24,625,179.01	7.47
70.001 - 75.000	87	22,665,453.80	6.88
75.001 - 80.000	465	120,050,458.26	36.42
80.001 - 85.000	278	64,793,718.53	19.65
85.001 - 90.000	198	54,056,059.51	16.4
90.001 - 95.000	12	2,208,871.63	0.67
Total:	1,714	329,668,998.06	100.00
Weighted Average by Original Balance: 74.62
Weighted Average CLTV: 86.24

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	653	150,221,346.55	45.57
Colorado	243	39,027,068.11	11.84
Washington	158	23,275,546.53	7.06
Texas	98	14,217,987.88	4.31
Illinois	63	11,688,577.72	3.55
Oregon	62	9,921,169.13	3.01
New York	35	9,449,941.33	2.87
Florida	60	9,167,724.95	2.78
Arizona	37	8,099,540.11	2.46
Massachusetts	23	6,189,235.47	1.88
Other	282	48,410,860.28	14.68
Total:	1,714	329,668,998.06	100.00
Number of States Represented: 46

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	1,425	246,698,803.34	74.83
Stated Documentation	248	70,572,200.46	21.41
LIMITED	41	12,397,994.26	3.76
Total:	1,714	329,668,998.06	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
6.001 - 6.500	15	5,541,310.70	1.68
6.501 - 7.000	106	36,619,938.89	11.11
7.001 - 7.500	119	40,828,190.27	12.38
7.501 - 8.000	171	51,023,210.83	15.48
8.001 - 8.500	128	37,719,426.69	11.44
8.501 - 9.000	137	30,431,211.53	9.23
9.001 - 9.500	87	22,423,830.74	6.80
9.501 - 10.000	125	29,232,586.52	8.87
10.001 - 10.500	285	26,731,036.85	8.11
10.501 - 11.000	110	16,518,120.10	5.01
11.001 - 11.500	166	14,402,025.54	4.37
11.501 - 12.000	155	10,967,848.15	3.33
12.001 - 12.500	96	5,389,071.14	1.63
12.501 - 13.000	12	1,685,700.73	0.51
13.001 - 13.500	1	127,500.00	0.04
13.501 - 14.000	1	27,989.38	0.01
Total:	1,714	329,668,998.06	100.00
Weighted Average: 8.773

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	659	61,801,851.19	18.75
12.001 - 12.500	13	4,686,880.70	1.42
12.501 - 13.000	95	32,633,319.48	9.90
13.001 - 13.500	100	34,403,773.44	10.44
13.501 - 14.000	139	40,840,119.55	12.39
14.001 - 14.500	113	33,551,417.10	10.18
14.501 - 15.000	119	26,469,297.36	8.03
15.001 - 15.500	77	20,135,169.11	6.11
15.501 - 16.000	124	29,054,543.49	8.81
16.001 - 16.500	74	15,463,525.96	4.69
16.501 - 17.000	91	15,391,233.02	4.67
17.001 - 17.500	61	8,540,597.84	2.59
17.501 - 18.000	31	4,242,476.51	1.29
18.001 - 18.500	5	641,592.58	0.19
18.501 - 19.000	12	1,685,700.73	0.51
19.001 - 19.500	1	127,500.00	0.04
Total:	1,714	329,668,998.06	100.00
Weighted Average: 13.654

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	659	61,801,851.19	18.75
<=5.000	475	141,202,028.98	42.83
5.501 - 6.000	426	101,781,937.97	30.87
6.001 - 6.500	93	14,770,895.21	4.48
6.501 - 7.000	61	10,112,284.71	3.07
Total:	1,714	329,668,998.06	100.00
Weighted Average: 5.431

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	659	61,801,851.19	18.75
1/1/2003	1	317,255.14	0.10
2/1/2003	11	4,098,533.37	1.24
3/1/2003	2	262,500.00	0.08
2/1/2004	1	115,063.79	0.03
4/1/2004	1	399,436.30	0.12
5/1/2004	4	1,081,389.57	0.33
6/1/2004	5	1,203,969.19	0.37
7/1/2004	67	17,261,830.72	5.24
8/1/2004	566	141,951,630.88	43.06
9/1/2004	283	71,428,207.28	21.67
10/1/2004	67	17,673,416.97	5.36
5/1/2005	2	806,899.45	0.24
6/1/2005	1	341,449.86	0.10
7/1/2005	3	760,891.88	0.23
8/1/2005	23	4,737,865.08	1.44
9/1/2005	16	4,677,207.39	1.42
9/1/2007	2	749,600.00	0.23
Total:	1,714	329,668,998.06	100

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	676	60,761,646.72	18.43
7 - 12	57	15,931,813.18	4.83
13 - 24	614	164,451,380.92	49.88
31 - 36	367	88,524,157.24	26.85
Total:	1,714	329,668,998.06	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rated Mortgage	659	61,801,851.19	18.75
6MO LIBOR	14	4,678,288.51	1.42
ARM228	994	251,114,944.70	76.17
ARM327	45	11,324,313.66	3.44
ARM525	2	749,600.00	0.23
Total:	1,714	329,668,998.06	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOP 10 ZIP CODE CONCENTRATIONS

Concentrations	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
94014	11	3,731,139.11	1.13
95111	12	2,937,558.35	0.89
95003	9	2,892,294.28	0.88
94583	9	2,411,071.79	0.73
94015	7	2,178,653.86	0.66
94591	9	2,175,193.23	0.66
94044	4	1,771,103.33	0.534
94066	5	1,700,457.55	0.52
95062	5	1,553,446.83	0.47
94536	6	1,541,707.27	0.47
Other	1,637	306,776,372.46	93.06
Total:	1,714	329,668,998.06	100.00

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	874	156,218,297.19	47.39
AA	46	11,525,168.23	3.50
A-	454	99,632,254.96	30.22
B	186	37,787,997.66	11.46
B-	95	15,005,952.40	4.55
C	51	8,030,517.35	2.44
D	8	1,468,810.27	0.45
Total:	1,714	329,668,998.06	100.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.